SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            Form 8-K/A

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) January 1, 1998


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
        Servicing Agreement, dated as of January 1, 1998,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1998-3).



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)

   New Jersey               33-5042               21-0627285
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 (State or other          (Commission          (I.R.S. Employer
 jurisdiction of          File Number)        Identification No.)
  incorporation)




                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)




      Registrant's telephone number,
      including area code                  (609) 661-6100
                                         -------------------

ITEM 5.  OTHER EVENTS

     Section 2.05 of the Pooling and Servicing Agreement, dated January 1, 1998, providing for the issuance of REMIC Multi-Class Pass-Through Certificates, Series 1998-3 has been amended, a copy of which is attached as an exhibit hereto. This amendment provides for a change in the lower-tier interest rate of the following classes of Certificates: Class A1, Class A2, Class A3, Class A4 and Class A5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
             EXHIBITS.

4.1 Amendment to Section 2.05 of the Pooling and Servicing Agreement for the REMIC Multi-Class Pass-Through Certificates, Series 1998-3 dated as of January 1, 1998 between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.


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


                            SIGNATURES

           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               GE Capital Mortgage Services, Inc.



                               By:   /s/ Syed W. Ali
                                  ---------------------------
                               Name:  Syed W. Ali
                               Title:  Vice President




Dated as of January 1, 1998


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



                            SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               GE Capital Mortgage Services, Inc.



                               By:
                                  ---------------------------
                               Name:  Syed W. Ali
                               Title:  Vice President




Dated as of January 1, 1998


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


                           EXHIBIT INDEX




The exhibits are being filed herewith:


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  EXHIBIT NO.                DESCRIPTION                      PAGE
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      4.1             Amendment to Section 2.05 of the
                      Pooling and Servicing Agreement
                      for the REMIC Multi-Class Pass-
                      Through Certificates, Series 1998-
                      3, dated as of January 1, 1998
                      between GE Capital Mortgage
                      Services, Inc., as seller and
                      servicer, and State Street Bank
                      and Trust Company, as trustee.
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